SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
        240.14a-12

                        POMEROY COMPUTER RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title  of  each  class of securities to which transaction applies: N/A

     2)   Aggregate  number  of  securities  to  which  transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed  maximum  aggregate  value  of  transaction:  N/A

     5)   Total  fee  paid:  N/A

[ ]  Fee  paid  previously  with  preliminary  materials.  N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:

     2)   Form,  Schedule  or  Registration  Statement  No.:

     3)   Filing  Party:

     4)   Date  Filed:

                                   PCR LOGO




Dear  Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Pomeroy Computer Resources, Inc. on Thursday, June 13, 2002 at 9:00 a.m. at the Drawbridge Inn, 2477 Royal Drive, Fort Mitchell, KY 41017.

We hope that you will be able to attend the Meeting. If you do not expect to be present and wish your stock to be voted, please sign, date and mail the enclosed proxy card. Your shares cannot be voted unless either vote by proxy or vote by ballot at the Meeting.

If you plan to attend the Meeting and will need special assistance because of a disability, please contact Michael E. Rohrkemper, Chief Financial Officer, 1020 Petersburg Road, Hebron, KY 41048, (859) 586-0600.

Very  truly  yours,


David  B.  Pomeroy,  II
Chairman  of  the  Board




                             YOUR VOTE IS IMPORTANT
                     Please Sign, Date and Return Your Proxy

Pomeroy Computer Resources, Inc.
1020  Petersburg  Road
Hebron,  Kentucky  41048



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Pomeroy Computer Resources, Inc. will be held at the Drawbridge Inn, 2477 Royal Drive, Fort Mitchell, KY 41017 on Thursday, June 13, 2002 at 9:00 A.M., E.D.T. for the following purposes:

          1.   To  elect  nine  directors,  and;

          2. To approve the Company's 2002 Non-Qualified and Incentive Stock Option Plan, and;

          3. To approve the Company's 2002 Outside Directors' Stock Option Plan, and;

          4. To transact such other business as may be properly brought before the meeting and any and all adjournments thereof.

Stockholders of record at the close of business on April 30, 2002 will be entitled to notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting. Please complete, execute and return the enclosed proxy card in the enclosed envelope whether or not you plan to attend so that your shares may be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you choose.

By Order of The Board of Directors



---------------------------------------
Michael E. Rohrkemper, Secretary

May  3,  2002
-------------
Date

                                 PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pomeroy Computer Resources, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders, which will be held Thursday, June 13, 2002 at 9:00 A.M., E.D.T., at Drawbridge Inn, 2477 Royal Drive, Fort Mitchell, KY 41017 and at any and all adjournments of that meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about May 10, 2002. The Company's principal executive offices are located at 1020 Petersburg Road, Hebron, KY 41048.

Shares represented by proxies received by the Company at or prior to the meeting will be voted according to the instructions indicated on the proxy. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying a vote or abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other business is properly presented for action at the meeting, the persons named on the proxy card will vote according to their best judgment.

A proxy card may be revoked at any time before it is voted at the meeting by filing with the corporate secretary an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person by ballot at the meeting.

Only stockholders of record at the close of business on April 30, 2002 will be entitled to the notice of and to vote at the meeting. On that date, there were 12,815,135 Common shares outstanding and entitled to vote, and each such share is entitled to one (1) vote on each matter to be considered. Stockholders do not have cumulative voting rights in the election of directors. Tabulation of proxies and votes cast at the meeting will be counted and certified to by an independent agent.

A majority of the votes entitled to be cast on matters to be considered at the meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker non-votes will not be deemed to have been cast either "for" or "against" a matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" a matter because it represents a share present or represented at the meeting and entitled to vote. The specific vote requirements for the proposals being submitted to stockholder vote at the Annual Meeting are set forth under the description of each proposal in this Proxy Statement.

The expense of this solicitation will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Annual Meeting to beneficial owners of the Company's stock and the Company will reimburse these institutions for their expense in so doing.

STOCK  OWNERSHIP

The following table sets forth, as of March 31, 2002, the beneficial ownership of shares of the Company's Common stock, $.01 par value ("Common Stock"), by each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table (below), each person known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, and by the Directors and executive officers of the Company as a group.

                                                  AMOUNT & NATURE OF
NAME AND ADDRESS (1)                           BENEFICIAL OWNERSHIP (2)  % OF CLASS
---------------------------------------------  ------------------------  -----------
David B. Pomeroy, II                                      2,482,433 (3)       18.87%

Stephen E. Pomeroy                                          312,200 (4)        2.40%

Victor R. Eilau                                              43,216 (5)          *

Timothy E. Tonges                                            68,214 (6)          *

James H. Smith, III                                          14,862 (7)          *

Michael E. Rohrkemper                                        14,314 (8)          *

William H.  Lomicka                                          12,501 (9)          *

Vincent D. Rinaldi                                            7,501 (10)         *

Kenneth R. Waters                                            17,500 (11)         *

Debra E. Tibey                                                    0              *

Edward E. Faber                                                   0              *

Directors and all Executive
Officers as  a Group                                      2,972,741 (12)      22.67%

Paradigm Capital Management, Inc.                         1,000,300 (13)       7.87%
9 Elk Street
Albany, NY   12207-1002

Skyline Asset Management, L.P.                              872,000 (14)       6.86%
311 South Wacker Drive, Suite 4500
Chicago, IL  60606

Liberty Wanger Asset Management, L.P.                       750,000 (15)       5.90%
227 West Monroe Street, Suite 3000
Chicago, IL  60606

American Century Investment Management, Inc.                675,600 (16)       5.31%
4500 Main Street
Kansas City, MO  64141-9210

Dimensional Fund Advisors, Inc.                             648,449 (17)       5.10%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

(1) The address for all directors and executive officers is the corporate address.
(2) The "Beneficial Owner" of a security includes any person who shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership of such security within 60 days based solely on information provided to the Company.
(3) Includes 22,636 shares owned by his spouse as to which Mr. Pomeroy disclaims beneficial ownership. Also includes 412,500 shares of common stock issuable upon exercise of stock options.
(4) Includes 306,624 shares of Common Stock issuable upon exercise of stock options.
(5) Includes 41,000 shares of Common Stock issuable upon exercise of stock options.
(6) Includes 68,085 shares of Common Stock issuable upon exercise of stock options.
(7) Includes 11,251 shares of Common Stock issuable upon exercise of stock options.
(8) Includes 11,251 shares of Common Stock issuable upon exercise of stock options.
(9) Includes 12,501 shares of Common Stock issuable upon exercise of stock options.
(10) Includes 7,501 shares of Common Stock issuable upon exercise of stock options.
(11) Includes 2,500 shares of Common Stock issuable upon exercise of stock options.
(12) Includes 873,213 shares of Common Stock issuable upon exercise of stock options, and 22,636 shares of Common stock owned by Mr. David B. Pomeroy's spouse as to which Mr. Pomeroy disclaims beneficial ownership.
(13) Beneficial ownership information is taken from latest Form 13G filed February 14, 2002 for the reporting period ending December 31, 2001.
(14) Beneficial ownership information is taken from latest Form 13G filed February 15, 2002 for the reporting period ending December 31, 2001.
(15) Beneficial ownership information is taken from latest Form 13G filed February 12, 2002 for the reporting period ending December 31, 2001.
(16) Beneficial ownership information is taken from latest Form 13G filed February 8, 2002 for the reporting period ending December 31, 2001.
(17) Beneficial ownership information is taken from latest Form 13G filed February 12, 2002 for the reporting period ending December 31, 2001.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

Nine directors are to be elected at the Annual Meeting of Stockholders, each to serve until the next annual meeting and until his successor shall have been elected and qualified. Seven of the nine of the following nominees are presently members of the Board of Directors. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. On March 27, 2002, the Board of Directors unanimously approved an increase in the size of the Board of Directors to nine directors. The proxy solicited hereunder will be voted, unless otherwise instructed, for the election of the nine nominees named below. If, for any unforeseen reason, any nominee should become unavailable, the proxies will exercise their discretion in voting for a substitute. The Board of Directors recommends that the stockholders vote for the nine nominees for director named below. The following contains information relating to each nominee for election to the Board of Directors:

                                                                                 Year First Elected As A
          Name, Age, Principal Occupation for Last Five                          -----------------------
          Years; and Directorships in Public Corporations                               Director
          -----------------------------------------------                               --------

David B. Pomeroy, II, 52, is Chairman of the Board and Chief Executive                    1992
Officer of the Company.  Mr. Pomeroy was a founder of the first of the
Company's predecessor businesses ("the Pomeroy Companies") in 1981.
Mr. Pomeroy controlled the Pomeroy Companies until their reorganization into Pomeroy Computer Resources in 1992, and has served as Chairman of the Board and Chief Executive Officer since 1992 and he served as
President of the Company from 1992 through January 2001.


                                     Page 3

James H. Smith, III, 51, has been a Director of the Company since April                   1992
1992.  Mr. Smith is a shareholder in the law firm of Lindhorst & Dreidame
Co., L.P.A., Cincinnati, Ohio, where he has practiced law since 1979.
Lindhorst & Dreidame acts as outside general counsel to the Company.

Michael E. Rohrkemper, 55, has been a Director of the Company since July                  1993
1993. Mr. Rohrkemper is a certified public accountant and was formerly a partner in the Cincinnati, Ohio accounting firm of Rohrkemper & Ossege
Ltd., from 1991 through May 2001, at which time he left his accounting practice to join Pomeroy as its Vice President of Finance and Administration.
On August 10, 2001, Mr. Rohrkemper was promoted to Chief Financial
Officer and named Secretary and Treasurer of the Company.

Stephen E. Pomeroy, 33, has been a Director of the Company since                          1998
February, 1998.  On January 11, 2001, Mr. Stephen Pomeroy was promoted to the position of President and Chief Operating Officer of the Company.
From May 1997 to January 2001, Mr. Stephen Pomeroy was the Chief
Financial Officer of the Company. In December 1998, Mr. Pomeroy was
named President and Chief Executive Officer of Pomeroy Select Integration
Solutions, Inc. (a wholly owned subsidiary of the Company). Mr. Stephen
Pomeroy was the Vice President of Marketing and Corporate Development
from September 1996 to May 1997.

William H. Lomicka, 65, has been a Director of the Company since January                  1999
1999.  Mr. Lomicka is Chairman of Coulter Ridge Capital, Inc. a private investment firm, a position he has held since 1999.  Between 1989 and
1999, he was President of Mayfair Capital, Inc., a private investment firm.
Mr. Lomicka is currently a Director of Vencor, Inc.

Vincent D. Rinaldi, 53, has been a Director of the Company since June                     1999
1999.  Mr. Rinaldi is President of Information Leasing Corporation ("ILC")
and Procurement Alternatives Corporation ("PAC"), both wholly-owned subsidiaries of Provident Financial Group, Inc. ("Provident').  The combined companies finance and manage equipment for a wide range of companies.
Mr. Rinaldi was the founder of ILC in 1984 prior to its acquisition by
Provident in 1996.  Mr. Rinaldi is currently a Director of Thrucom, Inc., Qsys
International Inc. and Infonet Inc.

Kenneth R. Waters, 50, has been a Director of the Company since June                      2001
2001.  Mr. Waters was previously a director of the Company from April 1997 until he resigned from the board in January 1999 in order to serve as a director of the Company's wholly owned subsidiary, Pomeroy Select
Integration Solutions, Inc., ("Pomeroy Select").  He served as a director of
Pomeroy Select from December 1998 through March 2001.  Mr. Waters has worked in the computer industry since 1978.  Most recently, he has been an industry consultant, serving as such for the Company from January 1997 through March 2001.

Debra E. Tibey, 43, has been an independent consultant since March 2000.                   N/A
She formerly served as Senior Vice President of Sales from October 1988 through February 2000 for Ingram Micro, Inc., a wholesale provider of technology solutions, products and services.  During her thirteen year tenure with Ingram Micro, Ms. Tibey was responsible for leading the domestic sales organization.  From July 1986 through August 1988, Ms. Tibey also previously served as Vice President and General Manager of export for
Aakasoft, a European software distributor.  She is currently a Director of
Healthzones.


                                     Page 4

Edward E. Faber, 69, has been retired since 1992 from active management.                   N/A
Mr. Faber has more than thirty years of experience building and managing high-technology growth companies including twelve years in sales and marketing management with IBM Corporation, Memorex Corporation and
Four Phase Systems before becoming the founding President of
Computerland Corporation ("Computerland") in September 1976.  During his
twelve year tenure with Computerland, Mr. Faber also served as
Computerland's Vice Chairman, Chairman, and Chief Executive Officer.
Prior to retiring from an active management career, Mr. Faber also served as the President and Chief Executive Officer of SuperCuts, Inc., where he was responsible for organizing and executing a successful initial public stock offering for the company.  Mr. Faber currently serves as Vice Chairman of the Board of Cotelligent Incorporated and Chairman of the Board of Gum
Tech International, Inc., both of which are publicly traded companies.


Stephen E. Pomeroy is the son of David B. Pomeroy, II. There are no other family relationships among the Company's directors and executive officers.

There were 6 meetings of the Board of Directors in 2001. Each member of the Board of Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board and committees on which he served.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing audit committee, which held 4 meetings and monthly discussions during 2001. The Company's audit committee is currently composed of three non-employee directors, Mr. James H. Smith, III, Mr. Vincent D. Rinaldi, and Mr. Kenneth R. Waters. Prior to June 14, 2001, Messrs. David B. Pomeroy and Michael E. Rohrkemper had served on the audit committee but resigned their positions in order to comply with NASD Rule 4350(d)92, which requires that the audit committee be comprised solely of independent directors, as defined therein. The audit committee consults with the independent auditors regarding their examination of the financial statements of the Company and regarding the adequacy of internal controls. It reports to the Board of Directors on these matters and recommends the independent auditors to be designated for the ensuing year. See Report of the Audit Committee beginning on page 18.

The  Company  does  not  have  a  standing  nominating  committee.

The Company has a standing compensation committee which held 1 meeting during 2001, composed of two non-employee directors, Mr. James H. Smith, III, and Mr. Kenneth R. Waters, and Mr. David B. Pomeroy, Chairman of the Board and Chief Executive Officer. This committee reviews the compensation paid by the Company and makes recommendations on these matters to the Board of Directors.

The Company has a standing stock option committee consisting of Messrs. Rohrkemper and Smith. This committee administers the 1992 Non-Qualified and Incentive Stock Option Plan. During fiscal 2001, this committee held no formal meeting.



                                 DIRECTOR'S FEES

Each director who is not an employee of the Company, except for Mr. Smith, receives a quarterly retainer of Two Thousand Dollars ($2,000) plus Five Hundred Dollars ($500) for each Board of Directors meeting attended (including as part of each such meeting any committee meetings held on the same date), and Five Hundred Dollars ($500) for any Committee meetings attended which were not held on the same date as a Board of Directors meeting. Mr. Smith's law firm, Lindhorst & Dreidame Co., L.P.A., is compensated for his time in attendance at Directors' meetings based on his hourly rate.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is currently composed of two (2) non-employee directors, Mr. James H. Smith, III, and Mr. Kenneth R. Waters, and Mr. David Pomeroy, II Chairman of the Board and Chief Executive Officer. The Committee is responsible for the establishment and oversight of the Company's Executive Compensation Program. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short term and long term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company. The Committee intends to review Executive Compensation on a regular basis and to compare the competitiveness of the Company's executive compensation and corporate performance with other corporations comparable to the Company. The committee believes that the significant equity interest in the Company held by the Company's management aligns the interests of the stockholders and management. Through the programs adopted by the Company a significant portion of Executive Compensation is linked to individual and corporate performance and stock price appreciation.

The basic elements of the Company's Executive Compensation Program consist primarily of base salary, potential for annual cash bonus opportunities and stock options. The Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. However, the emphasis on using stock options as a long term incentive is intended to insure a proper balance in the achievement of long term business objectives which ties a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock.

Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The elements of the Executive Compensation Program are designed to meet these demands, and at the same time encourage increases in shareholder value.

                                  BASE SALARIES

Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent. The Company has entered into Employment Agreements that establish salaries for certain executive officers. Salaries for executives and other employees are reviewed periodically and may be set at higher levels if the Company concludes that is appropriate in light of that particular individual's responsibilities, experience and performance.

                               ANNUAL CASH BONUSES

The Company's executives and other employees are eligible to receive annual cash awards or bonuses at the discretion of the Committee with the approval of the Board of Directors. In determining whether such discretionary awards should be made, the Committee considers corporate performance measured by financial and operating results including income, return on assets and management of expenses and costs.


                      CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. David B. Pomeroy, II served as Chairman of the Board and Chief Executive Officer throughout fiscal 2001. Mr. Pomeroy's compensation, which includes an annual salary, bonuses and stock options, was determined in accordance with the terms of the Tenth Amendment to his Employment Agreement. The Tenth Amendment, which established the performance criteria for fiscal 2001, was adopted by the Compensation Committee in January, 2001. The Eleventh Amendment to Mr. David
B. Pomeroy's Employment agreement, which will establish the performance criteria for fiscal 2002, was adopted by the Compensation Committee in January 2002. The terms of Mr. David B. Pomeroy's Employment Agreement and any amendments thereto are based on the factors described above including a review of the compensation paid to executives of comparable companies.

                     Submitted by the Compensation Committee

         James H. Smith, III, Kenneth R. Waters and David B. Pomeroy, II


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2001, the Compensation Committee consisted of David B. Pomeroy, II, James H. Smith, III, and Kenneth R. Waters. Mr. David B. Pomeroy is the Chief Executive Officer of the Company.

The Company's principal executive offices, distribution facility and national training center comprised of approximately 36,000, 161,417 and 22,000 square feet of space, respectively, are located in Hebron, Kentucky. These facilities are leased from Pomeroy Investments, LLC ("Pomeroy Investments"), a Kentucky limited liability company controlled by David B. Pomeroy, II, Chief Executive Officer of the Company, under a ten year triple-net lease agreement which expires in July 2010. The lease agreement provides for 2 five-year renewal options.

The Company from time to time has made advances to Pomeroy Investments to satisfy Pomeroy Investments' working capital needs.

Mr. James H. Smith, a director of the Company, is a stockholder in the law firm of Lindhorst & Dreidame Co., L.P.A. Lindhorst & Dreidame Co. serves as general counsel to the Company. The legal services provided to the Company by Lindhorst & Dreidame Co. constituted less than 5% of the firm's business in 2001.
                                        -
Mr. Vincent D. Rinaldi, a director of the Company, is the President of ILC. During fiscal 2001, the Company sold equipment and related support services to ILC, for lease to ILC's customers, in the amount of $2.3 million. On April 16, 2002, the Company closed the sale of a majority of the assets of its wholly owned subsidiary - Technology Integration Financial Services, Inc. to ILC.





                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table is a summary for the fiscal years 1999, 2000 and 2001 of certain information concerning the compensation paid or accrued by the Company to the four most highly compensated executive officers other and the Chief Executive Officer whose aggregate salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers") and two additional employees.

                              SUMMARY COMPENSATION TABLE


                                                                           LONG TERM
                                       ANNUAL COMPENSATION             COMPENSATION AWARDS
                                ------------------------------------   -------------------
NAME AND PRINCIPAL                                      OTHER ANNUAL   STOCK OPTIONS
POSITION                  YEAR  SALARY (1)    BONUS     COMPENSATION       # (2)
------------------------  ----  -----------  --------  --------------  -------------------
David B. Pomeroy          2001  $   495,000  $ 41,250              -         125,000
Chief Executive Officer   2000  $   495,000  $574,000              -         112,500
                          1999  $   475,000  $500,000              -         125,000

Stephen E. Pomeroy        2001  $   356,539  $ 25,000              -         100,000
President and Chief       2000  $   275,000  $300,000              -          80,000
Operating Officer         1999  $   208,332  $255,000  $   38,966 (3)              -

Timothy E. Tonges         2001  $   200,000  $ 76,500  $   10,000 (4)         50,000
Executive Vice President  2000  $   186,539  $102,000  $   73,660 (4)         39,750
of Sales & Operations     1999  $   140,096  $ 74,500  $   64,996 (4)         25,000

Michael  E. Rohrkemper    2001  $   100,962  $ 25,775              -           7,500
Chief Financial Officer,
Secretary, and Treasurer

Victor Eilau              2001  $   350,000                        -           3,000
President, Technology     2000  $   350,000  $125,000              -          25,000
Integration Financial     1999  $   350,000  $ 75,000              -          25,000
Services, Inc.

William K. Merriman       2001  $        26         -  $  804,591 (5)              -
Sales Representative      2000  $        26         -  $  800,032 (5)              -

Sheri Litchfield          2001  $        25  $  1,360  $  459,727 (6)          1,000
Sales Representative

          (1) Includes amounts deferred at the direction of the executive officer pursuant to the Company's 401(k) Retirement Plan.
          (2) Unless otherwise noted, all stock options are awarded based on the fair market value of the Company's Common stock at the time of grant. Represents options granted during fiscal years 2001, 2000 and 1999.
          (3) Represents amounts accrued pursuant to deferred compensation agreements.
          (4)  Includes  commissions of $10,000, $69,000, $50,000 in 2001, 2000, and 1999, respectively. Includes amounts accrued pursuant to deferred compensation agreements of $4,660, $14,996 in 2000 and 1999, respectively.
          (5) Includes commissions of $804,591 and $800,032 in 2001 and 2000, respectively.
          (6)  Includes  commissions  of  $459,727.




OPTION  GRANTS  IN  LAST  FISCAL  YEAR

The following table sets forth certain information concerning the grant of options to purchase Common Stock to any of the Named Executive Officers during fiscal year 2001.

                       Individual Grants
-----------------------------------------------------------------------------------------
                                                                                               Potential Realizable Value
                                                                                                   at Assumed Annual
                        No. of Shares of    Percent of Total                                      Rates of Stock Price
                          Common Stock     Options Granted to    Exercise or                  Appreciation for Option Term
                       Underlying Options       Employees        Base Price    Expiration  -----------------------------------
Name                        Granted          in Fiscal Year        ($/Sh)         Date             5%                10%
---------------------  ------------------  -------------------  -------------  ----------  ------------------  ---------------
David B. Pomeroy, II               75,000                9.13%  $       14.88    01/06/06  $         308,330   $      681,329
                                   50,000                6.09%  $       13.04    12/26/06  $         180,136   $      398,053

Stephen E. Pomeroy                 50,000                6.09%  $       14.88    01/06/06  $         205,553   $      454,219
                                   50,000                6.09%  $       13.04    12/26/06  $         180,136   $      398,053

Timothy E. Tonges                  25,000                3.04%  $       14.88    01/06/06  $         102,777   $      227,110
                                   25,000                3.04%  $       14.44    05/31/06  $          99,738   $      220,394

Victor R. Eilau                     3,000                0.37%  $       14.88    01/06/06  $          12,333   $       27,253

Michael E. Rohrkemper               7,500                0.91%  $       14.95    05/28/06  $          30,978   $       68,453





         AGGREGATE STOCK OPTION EXERCISES IN YEAR ENDED JANUARY 5, 2002
                        AND YEAR END STOCK OPTION VALUES

The following table sets forth information concerning aggregated option exercises in fiscal year 2001 and the number and value of unexercised options held by each of the Named Executive Officers at January 5, 2002.

                                                          No. of Securities
                                                       Underlying Unexercised     Value of Unexercised
                                                             Options at          In-the-Money Options at
                                                           January 5, 2002           January 5, 2002
                                                                 (#)                       ($)
                           Shares                      -----------------------  -------------------------
                          Acquired          Value           Exercisable/              Exercisable/
Name                   on Exercise (#)  Realized ($)        Unexercisable             Unexercisable
---------------------  ---------------  -------------  -----------------------  -------------------------
David B. Pomeroy, II            28,375  $     237,052              362,500 / 0  $            313,281 / $0

Stephen E. Pomeroy                   -  $           -         236,625 / 40,000  $       469,041 / $52,480

Timothy E. Tonges                    -  $           -          48,084 / 56,666  $         69,673 / $8,746

Victor R. Eilau                      -  $           -           40,000 / 3,000  $                  0 / $0

Michael E. Rohrkemper            5,625  $       3,043            8,751 / 9,999  $              834 / $417



                         Submitted by Board of Directors

                              EMPLOYMENT AGREEMENTS

David B. Pomeroy, II, the Chairman of the Board and Chief Executive Officer of the Company, has an employment agreement with the Company for a term of three years, which is extended on a daily basis resulting in a perpetual three year term.

Effective  January  6,  2002,  Mr.  David  B.  Pomeroy  entered into an Eleventh
Amendment to the Employment Agreement with the Company (the "Eleventh Amendment"). Mr. David B. Pomeroy's compensation under the Eleventh Amendment shall remain the same as that provided to Mr. Pomeroy for fiscal 2001 under the Tenth Amendment to the Employment Agreement with the Company, ("Tenth Amendment") with a base salary of $495,000 for fiscal 2002 and each subsequent fiscal year unless modified by the Compensation Committee. Under the Tenth Amendment, Mr. David B. Pomeroy was entitled to a cash bonus of up to a maximum of $600,000 and up to a maximum of 75,000 non-qualified stock options in fiscal 2001 based upon the Company's operating income. Mr. David B. Pomeroy may also be paid a discretionary bonus under any compensation, benefit or management incentive plan. Fifty percent of any discretionary bonus would be paid in cash and fifty percent would be treated as incentive deferred compensation. The aforementioned cash bonus provisions, which were in effect for fiscal 2001 under the Tenth Amendment, were unchanged and restated in the Eleventh Amendment for fiscal 2002; however the maximum number of non-qualified options that Mr. Pomeroy may be entitled to earn under the bonus provision in the Eleventh Amendment has been increased to 100,000. The Eleventh Amendment also provides that effective January 6,2002, Mr. Pomeroy shall be awarded the option to acquire 50,000 shares of the common stock of the Company at the fair market value of such shares on January 5, 2002.

Under the amended Employment Agreement, the Company has agreed to pay all premiums for a term life insurance policy with a death benefit equal to $3,000,000 insuring the life of Mr. David B. Pomeroy. The owner and beneficiary of this term life insurance policy are a trust established by Mr. David B.
Pomeroy. The Company and the trust entered into a split dollar arrangement whereunder the Company will pay all premiums on a whole life insurance policy with a death benefit equal to $2,000,000 insuring the life of Mr. David B. Pomeroy, less the reportable economic benefit to the trust.

In addition, the Company agreed to pay Mr. David B. Pomeroy (or to a legal entity controlled by him) $7,916.67 per month during the term of the Agreement, for the business use of real estate owned by Mr. David B. Pomeroy in Arizona. In the event of a change of control (as defined in the Agreement), the Company is required to provide Mr. David B. Pomeroy with 100 hours of flight time on a private air carrier for business use per year for the term of the agreement. Currently the cost of one hour of flight time ranges from $1,400 to $2,300 depending on various factors.

Mr. David B. Pomeroy also has a supplemental executive compensation agreement which provides supplemental income up to $50,000 per year, subject to a seven year vesting schedule, for a period of ten years commencing on the earliest to occur of the following events: (i) death, (ii) disability, (iii) retirement, or
(iv) the expiration of seven years from the effective date of the agreement which was January 6, 1995. The supplemental compensation vest over the initial seven-year period according to the schedule set forth in the supplemental executive compensation agreement. Mr. David B. Pomeroy was entitled to 100% vesting in the event of his death or disability prior to the end of the seven-year period and the vested amount in the event of his retirement prior to the end of the seven-year vesting period. All payments shall be paid out according to the ten-year payment plan.

Mr. Stephen E. Pomeroy's employment agreement with the Company has a term of three years, which is extended on a daily basis resulting in a perpetual three-year term. Effective January 6, 2002, Mr. Stephen Pomeroy entered into a Third Amendment to the Employment Agreement with the Company (the "Third Amendment"). Under the Second Amendment to the Employment Agreement with the Company, Mr. Stephen Pomeroy received a base salary of $375,000 in fiscal 2001. The Second Amendment expressly stated that such base salary shall be in effect during the term of the employment agreement unless modified by the Compensation Committee. The Compensation Committee increased Mr. Stephen Pomeroy's base salary for fiscal 2002 to $450,000 as reflected in the Third Amendment. Pursuant to the Second Amendment, Mr. Stephen Pomeroy was eligible to earn an annual bonus up to $200,000 and 50,000 non-qualified stock options upon the Company meeting certain predetermined goals in fiscal 2001. Under the Third Amendment, Mr. Stephen Pomeroy is eligible to earn an annual bonus of up to $600,000 and 100,000 non-qualified stock options upon the Company meeting certain predetermined goals in fiscal 2002. The Third Amendment also provides that effective January 6, 2002, Mr. Stephen Pomeroy shall be awarded the option to acquire fifty thousand (50,000) shares of the common stock of the Company at the fair market value of such shares on January 5, 2002.

Michael  E.  Rohrkemper  entered into a three-year Employment Agreement with the
Company on May 28, 2001. Said Employment Agreement shall automatically renew for successive one year renewal terms unless either party gives notice of its/his intent not to renew the Employment Agreement. Mr. Rohrkemper's compensation under the Employment Agreement consists of a base annual salary of $175,000.00 for fiscal 2001, along with quarterly bonuses and year-end deferred compensation based upon the Company's performance and attainment of certain pre-determined criteria. On March 1, 2002, the Company and Mr. Rohrkemper entered into a First Amendment to Employment Agreement ("First Amendment"), which extended the term of his Employment Agreement for a period of three years from the effective date of the First Amendment. Under the First Amendment, Mr. Rohrkemper was awarded the option to acquire 15,000 shares of common stock of the Company, which options are subject to a three year vesting schedule effective March 1, 2002. Mr. Rohrkemper's base salary for fiscal 2002 will be increased to $200,000.00 effective June 1, 2002 under the First Amendment. In addition, Mr. Rohrkemper shall remain eligible for certain quarterly and year end bonuses in fiscal 2002 based upon the Company's performance and attainment of certain pre-determined criteria under the First Amendment.

Timothy E. Tonges entered into an Employment Agreement with the Company during fiscal 2001. The initial term of said Employment Agreement is three years and it commenced on May 31, 2001. The Employment Agreement includes an automatic renewal provision for consecutive one-year renewal terms so long as neither party to the Employment Agreement gives written notice to the other party of its/his intent not to renew the Employment Agreement. Mr. Tonges' compensation under the Employment Agreement consists of a base salary, which was $200,000.00 in fiscal 2001, quarterly bonuses and year-end deferred compensation based on the Company's performance and attainment of certain pre-determined criteria. On March 25, 2002, the Company and Mr. Tonges entered into a First Amendment to Employment Agreement ("First Amendment"), which extended the term of his Employment Agreement for a period of three years from the effective date of the First Amendment. Under the First Amendment, Mr. Tonges base salary for fiscal

2002 is increased to $225,000.00 and effective March 25, 2002 he was awarded the option to acquire 25,000 shares of the common stock of the Company, which options are subject to a three year vesting schedule. In addition, Mr. Tonges shall remain eligible for certain quarterly and year end bonuses in fiscal 2002 based upon the Company's performance and attainment of certain pre-determined criteria under the First Amendment.

Mr. Dino Lucarelli, the Company's former Chief Financial Officer, voluntarily terminated his employment with the Company effective August 10, 2001. Prior to his voluntary resignation, Mr. Lucarelli was a party to a three-year Employment Agreement with the Company, which commenced on March 7, 2001, whereunder he earned an annual base salary of $200,000.00, along with being eligible for certain quarterly bonuses and annual deferred compensation awards based upon the Company's performance and attainment of certain pre-determined criteria.

Mr. Victor R. Eilau, President of Technology Integration Financial Services, Inc. ("TIFS"), a wholly owned subsidiary of the Company, and President of T.I.F.S. Advisory Services, Inc. ("Advisory"), a second-tier subsidiary of the Company and a wholly owned subsidiary of TIFS, has an employment agreement with Advisory. Mr. Eilau first entered into an employment agreement with TIFS on July 6, 1997, for an initial term of three years. Said employment agreement contained a provision for the automatic renewal of the employment agreement, after the initial three year term, for successive one-year periods unless either party gives 30 days prior written notice of its/his intent not to renew the employment agreement. On January 5, 2000, prior to the end of the initial term of the employment agreement and with Mr. Eilau's express written consent, TIFS assigned Mr. Eilau's employment agreement and all of its rights, duties and obligations thereunder to Advisory and Advisory assumed all such rights, duties and obligations. On July 6, 2000, Mr. Eilau's employment agreement automatically renewed for a term of one year from July 6, 2000 through July 5, 2001. On July 6, 2001, the parties entered into a First Amendment to Employment Agreement ("First Amendment"), which extended the term of Mr. Eilau's employment for another three years. Mr. Eilau's compensation under the First Amendment consisted of a base salary, which was $350,000 in fiscal 2001, deferred compensation based on Company revenues and pre-tax income and cash bonuses based on TIFS pre-tax income. Due to the sale of the majority assets of TIFS on April 16, 2002, Mr. Eilau is no longer an employee of the Company as he is now employed by ILC.





                                PERFORMANCE GRAPH

The following Performance Graph compares the percentage of the cumulative total stockholder return on the Company's Common shares with the cumulative total return assuming reinvestment of dividends of (i) the S&P 500 Stock Index and
(ii)  the  NASDAQ  Composite  Index.

                             CUMULATIVE TOTAL RETURN
            BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31, 1996


                                [GRAPH OMITTED]

                      Pomeroy  S&P500    NASDAQ Composite
            Dec-96        100     100          100
            Dec-97       76.6  131.01        141.5
            Dec-98       94.6  165.95        197.6
            Dec-99       54.7  198.35        366.7
            Dec-00       64.3  178.24        222.6
            Dec-01         60  154.99        175.8


 PROPOSAL 2 - APPROVAL OF THE 2002 NON-QUALIFIED AND INCENTIVE STOCK OPTION PLAN

In 1992, the Board of Directors and the stockholders of the Company adopted the 1992 Non-Qualified and Incentive Stock Option Plan (the "1992 Option Plan"). The 1992 Option Plan was adopted to encourage ownership of common stock by officers and key employees of the Company, to encourage their continued employment with the Company and to provide them with incentives to promote the success of the Company. The 1992 Option Plan terminated in April 2002. As a result and due to the increased competition to attract and retain talented personnel, the Board of Directors adopted the 2002 Non-Qualified and Incentive Stock Option Plan (the "2002 Option Plan") effective March 27, 2002. The Board of Directors hereby seeks stockholder approval of the Company's 2002 Option Plan as discussed in detail below.

                       DESCRIPTION OF THE 2002 OPTION PLAN

The following summary of the 2002 Option Plan is qualified, in its entirety, by the specific language of the 2002 Option Plan, a copy of which is attached to this proxy statement as Exhibit A.

The 2002 Option Plan was adopted by the Board of Directors effective March 27, 2002 and must be approved by the stockholders of the Company. The Company has reserved up to a maximum of 3,410,905 shares of common stock for issuance under the 2002 Option Plan. It is the Company's intention that the number of shares reserved for the issuance under the 1992 Option Plan at the time of its expiration be available under the 2002 Option Plan for future awards (to the extent that such shares are not actually issued pursuant to the exercise of options awarded under the 1992 Option Plan). As of the date hereof, options exercisable with respect to approximately 1,939,218 shares of common stock are outstanding under the 1992 Option Plan (the "1992 Outstanding Options") and, at the time of the expiration of the 1992 Option Plan, the Company had the ability to issue options with respect to approximately an additional 1,471,687 shares of common stock. Initially, 1,471,687 shares of common stock shall be reserved for issuance upon the exercise of options awarded under the 2002 Option Plan (the number available for additional awards under the 1992 Option Plan immediately prior to its expiration), however, the number of shares reserved for issuance under the 2002 Option Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of common stock issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares reserved for issuance under the 2002 Option Plan shall not increase as a result of the exercise of any of the 1992

Outstanding Options. As a result, the total of the shares reserved under the 2002 Option Plan and the number of shares issued as a result of the exercise of the 1992 Outstanding Options shall not exceed 3,410,905, the total number of shares available for issuance under the 1992 Option Plan immediately prior to its expiration (including the 1992 Outstanding Options). The adoption of the 2002 Option Plan and the reservation of shares for issuance thereunder as set forth above does not increase the number of shares previously reserved for option grants and approved by the stockholders under the 1992 Option Plan. The Company currently desires only to reserve under the 2002 Option Plan the same number of shares that were available for future grants under the 1992 Option Plan immediately prior to its expiration in April 2002. The shares to be issued pursuant to awards under the 2002 Option Plan may be authorized, but unissued, or reacquired common stock. As of the Record Date, there were no options or awards of restricted stock outstanding under the 2002 Option Plan.

     Purpose.  The  Board  of  Directors  believes that our long-term success is
     -------
dependent upon our ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The 2002 Option Plan is intended to encourage ownership of common stock by officers and key employees of the Company, to encourage their continued employment with the Company and to provide them with incentives to promote the success of the Company. We believe that grants of stock options motivate high levels of performance and provide an effective means of recognizing contributions to the success of the Company. Most newly hired full-time employees and consultants expect to be granted options. We believe that meeting this expectation will provide heightened value in recruiting and retaining highly qualified technical and other key personnel who are in demand in the industry. The Board believes that the ability to grant options will be important to our future success by allowing us to remain competitive in attracting and retaining key personnel.

     Administration.  Subject  to  the  provisions  of the 2002 Option Plan, the
     --------------
2002 Option Plan will be administered by the Board of Directors (if it may administer the 2002 Option Plan in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or by the Stock Option Committee of the Board of Directors. Furthermore, to the extent permitted by Rule 16b-3, the 2002 Option Plan may be administered by different bodies with respect to: (i) employees which are directors and officers of the Company; (ii) employees which are officers but not directors of the Company; and (iii) employees which are neither officers nor directors of the Company. The administrator of the 2002 Option Plan, whether the Board of Directors or the Stock Option Committee of the Board of Directors (the "Administrator"), will have the authority to determine which eligible persons shall receive grants, the time of grant, the type of grant and the number of shares underlying the options, the term of the options, the vesting schedule and other option terms. The exercise price for options under the 2002 Option Plan must be at least one hundred percent (100%) of the fair market value of the common stock on the date of grant; provided, however, in the event that an incentive stock option is granted to an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or, if applicable, a subsidiary or parent corporation of the Company, the exercise price per share for such incentive stock options cannot be less than one hundred ten percent (110%) of the fair market value of the Common shares on the date of grant. The exercise price of options granted under the 2002 Option Plan is payable in cash or, at the discretion of the Administrator, in whole or in part, by check, promissory note or in shares of common stock, valued at their fair market value at the date of exercise. The cash proceeds from the exercise of options will constitute general funds of the Company and may be used by it for any purpose. Each option granted under the 2002 Option Plan expires on the date or dates set forth in the specific option award as determined by the Administrator in its sole discretion, but not later than ten (10) years from the date of grant. The Option Plan will terminate on March 26, 2012, but such termination will not affect any outstanding options previously granted.

     Eligibility.  Any  of  our  employees,  officers  or  consultants  will  be
     -----------
eligible to participate in the 2002 Option Plan. The 2002 Option Plan contains no maximum limitation as to the number of participants. Incentive stock options, qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be awarded to officers and key employees of the Company or its subsidiaries as determined by the Administrator. Non-qualified stock options may also be awarded by the Administrator to outside consultants employed by the Company. Options to employees are awarded on the basis of the achievement of financial objectives established by the Administrator, the contribution of the employee to the Company's objectives and such other matters as the Administrator deems relevant. As such, the number of shares subject to options that will be received by any executive officer or other employee of the Company is not determinable. Non-employee directors of the Company are not eligible to participate in the 2002 Option Plan.

     Amendment.  The  2002  Option  Plan may be amended from time to time by the
     ---------
Board of Directors of the Company provided that no amendment without stockholder approval may be made if approval of the stockholders is required under Section 422 of the Internal Revenue Code as in effect at the time of reference or Rule 16b-3 under the Exchange Act as in effect at the time of reference.

     Tax  Consequences.  Neither the granting, nor the exercise, of an incentive
     -----------------
stock option will result in income for federal income tax purposes for the optionee or in a deduction for the Company. Any gain realized on the sale of shares exercised under an incentive stock option is considered long-term capital gain to the optionee for federal income tax purposes if the stock has been held for at least one year after it was acquired on exercise of the option and at least two years have expired after the grant of the option. If the shares are sold or otherwise disposed of within one year after exercise or two years after the date of grant, then any appreciation at the date of exercise above the exercise price is treated, subject to certain limitations, as "ordinary" income; and any appreciation between the date of exercise and the date of sale is considered as long or short-term capital gain to the optionee depending on whether or not the stock was held longer than one year. In such event, the amount of ordinary income received by the optionee generally is treated as a tax deductible expense to the Company.

The grant of a nonqualified stock option will not result in income for the optionee or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the optionee and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

    2002  Option Plan Benefits.   Any of our employees, officers, or consultants
    --------------------------
will be eligible to participate in the 2002 Option Plan. As stated above, the Administrator will have the authority to determine which eligible persons shall receive grants, the time of grant, the type of grant, and the number of shares underlying the options, the term of the options, the vesting schedule and other option terms. The actual benefits, if any, to the holders of stock options issued under the 2002 Option Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's common shares on the date of exercise and the exercise price of a holder's stock option. To date, the Administrator has not made any determination as to whom awards under the 2002 Option Plan will be made or the amounts or forms thereof.

                            APPROVAL BY STOCKHOLDERS

The resolution that will be introduced at the Annual Meeting seeking the authorization, adoption and approval of the 2002 Option Plan is as follows:

      "RESOLVED, that the 2002 Non-Qualified and Incentive Stock Option Plan be, and it hereby is, authorized, adopted and approved by the stockholders of this Corporation."


Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to authorize, adopt and approve the 2002 Option Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote in favor of this proposal.

     PROPOSAL 3 - APPROVAL OF THE 2002 OUTSIDE DIRECTORS' STOCK OPTION PLAN

In 1992, the Board of Directors and the stockholders of the Company adopted the 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan"). The 1992 Directors' Plan was adopted to encourage outside directors of the Company to acquire or increase their ownership of common shares on reasonable terms, to foster a strong incentive for outside directors to put forth maximum effort for the continued success and growth of the Company, to aid in retaining such individuals who put forth such efforts and to assist in attracting the best available individuals to serve as directors of the Company in the future. The 1992 Directors' Plan terminated in April, 2002. As a result and due to the increased competition to attract and retain talented directors, the Board of Directors adopted the 2002 Outside Directors' Stock Option Plan (the '2002 Directors' Plan"), effective March 27, 2002. The Board of Directors hereby seeks stockholder approval of the Company's 2002 Directors' Plan as discussed in detail below.

The  2002  Directors' Plan was adopted by the Board of Directors effective March
27, 2002 and must be approved by the stockholders of the Company. The Company has reserved up to a maximum of 106,356 shares of common stock for issuance under the 2002 Directors' Plan. It is the Company's intention that the number of shares reserved for the issuance under the 1992 Directors' Plan at the time of its expiration be available under the 2002 Directors' Plan for future awards (to the extent that such shares are not actually issued pursuant to the exercise of options awarded under the 1992 Directors' Plan). As of the date hereof, options exercisable with respect to approximately 62,500 shares of common stock are outstanding under the 1992 Directors' Plan (the "1992 Directors' Outstanding Options") and, at the time of the expiration of the 1992 Directors' Plan, the Company had the ability to issue options with respect to approximately an additional 43,856 shares of common stock. Initially, 43,856 shares of common stock shall be reserved for issuance upon the exercise of options awarded under the 2002 Directors' Plan (the number available for additional awards under the 1992 Directors' Plan immediately prior to its expiration), however, the number of shares reserved for issuance under the 2002 Directors' Plan shall automatically increase as the 1992 Directors' Outstanding Options are canceled or expire (by an amount equal to the number of shares of common stock issuable upon exercise of such canceled or expired 1992 Directors' Outstanding Options). The number of shares reserved for issuance under the 2002 Directors' Plan shall not increase as a result of the exercise of any of the 1992 Directors' Outstanding Options. As a result, the total of the shares reserved under the 2002 Directors' Plan and the number of shares issued as a result of the exercise of the 1992 Directors' Outstanding Options shall not exceed 106,356, the total number of shares available for issuance under the 1992 Directors' Plan immediately prior to its expiration (including the 1992 Directors' Outstanding Options). The adoption of the 2002 Directors' Plan and the reservation of shares for issuance thereunder as set forth above does not increase the number of shares previously reserved for option grants and approved by the stockholders under the 1992 Directors' Plan. The Company currently desires only to reserve under the 2002 Directors' Plan the same number of shares that were available for future grants under the 1992 Directors' Plan immediately prior to its expiration in April 2002. The shares to be issued pursuant to awards may be authorized, but unissued, or reacquired common stock. As of the Record Date, there were no options or awards of restricted stock outstanding under the 2002 Option Plan.




                     DESCRIPTION OF THE 2002 DIRECTORS' PLAN

The following summary of the 2002 Directors' Plan is qualified, in its entirety, by the specific language of the 2002 Directors' Plan, a copy of which is attached to this proxy statement as Exhibit B.

     Purpose.  The  Board  of  Directors  believes that our long-term success is
     -------
dependent upon our ability to attract and retain highly qualified directors who, by virtue of their ability and qualifications, make important contributions to the Company. The 2002 Directors' Plan is intended to encourage outside directors of the Company to acquire or increase their ownership of common shares on reasonable terms, to foster a strong incentive for outside directors to put forth maximum effort for the continued success and growth of the Company, to aid in retaining such individuals who put forth such efforts and to assist in attracting the best available individuals to serve as directors of the Company in the future. We believe that grants of stock options motivate high levels of performance and provide an effective means of recognizing contributions to the success of the Company. The Board believes that the ability to grant options will be important to our future success by allowing us to remain competitive in attracting and retaining qualified directors.

     Administration.  Subject to the provisions of the 2002 Directors' Plan, the
     --------------
2002 Directors' Plan will be administered by the Stock Option Committee of the Board of Directors. Under the 2002 Directors' Plan, an option to purchase 10,000 common shares will be automatically granted on the first day of the initial term of an outside director. Thereafter, an option to purchase an additional 2,500 common shares will automatically be granted upon the first day of each consecutive year of service on the Board of Directors. The exercise price of the options will be the fair market value of the shares on the date the option is granted. The exercise price of options granted under the 2002
Directors' Plan is payable in cash or, at the discretion of the Stock Option Committee, in whole or in part, by check, promissory note or in shares of common stock, valued at their fair market value at the date of exercise. The cash proceeds from the exercise of options constitute general funds of the company and may be used by it for any purpose. The options may be exercised after one year from the date of grant for not more than one-third of the shares subject to the option and an additional one-third of the shares subject to the option may be exercised for each of the next two years thereafter. To the extent not exercised, options granted under the 2002 Directors' Plan will expire five years after the date of grant except upon termination of the director's service on the Board, in which case the option may be exercised within three months of the date of such termination (but not beyond the term of the option) and, except upon death of the director in which case the option may be exercised by the deceased director's legatee, personal representative or distributee within one year of the date of death (but not beyond the term of the option). The Option Plan will terminate on March 26, 2012, but such termination will not affect any outstanding options previously granted.

     Eligibility.  Only  non-employee  directors  (or  outside directors) of the
     -----------
Company will be eligible to participate in the 2002 Directors' Plan. The options awarded under the 2002 Directors' Plan will be non-qualified under
Section  422  of  the  Code.

     Amendment.  The  2002  Directors'  Plan may be amended from time to time by
     ---------
the Board of Directors of the Company provided that no amendment without stockholder approval may be made if approval of the stockholders is required under the Internal Revenue Code or Rule 16b-3 under the Exchange Act as in effect at the time of reference.

     Tax Consequences.  The grant of a nonqualified stock option will not result
     ----------------
in income for the optionee or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the optionee and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.


    2002  Directors'  Plan  Benefits.   Only eligible non-employee directors may
    --------------------------------
receive stock options under the 2002 Directors' Plan. As stated above, each eligible non-employee director is automatically granted an option to purchase 10,000 common shares on the first day of his or her initial term and an option to purchase an additional 2,500 common shares upon the first day of each consecutive year of service on the Board of Directors. The actual benefits, if any, to the holders of stock options issued under the 2002 Directors' Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders as represented by the difference between the market price of a share of the Company's common shares on the date of exercise and the exercise price of a holder's stock option.


                            APPROVAL BY STOCKHOLDERS

The resolution that will be introduced at the Annual Meeting seeking the authorization, adoption and approval of the 2002 Directors' Plan is as follows:

     "RESOLVED, that the 2002 Outside Directors' Stock Option Plan be, and it hereby is, authorized, adopted and approved by the stockholders of this Corporation."

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to authorize, adopt and approve the amendment to the 2002 Directors' Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote in favor of this proposal.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. James H. Smith, III, a director of the Company, is a shareholder in the law firm of Lindhorst & Dreidame Co. L.P.A., which serves as general counsel to the Company. See "Compensation Committee Interlocks and Insider Participation".

Mr. David B. Pomeroy, II the Chairman of the Board and Chief Executive Officer of the Company, engaged in certain transactions with the Company in the last fiscal year. See "Compensation Committee Interlocks and Insider Participation" and "Employment Agreements."

Mr. Vincent D. Rinaldi, a director of the Company, is the president of Information Leasing Corporation ("ILC"), a wholly owned subsidiary of Provident Financial Group, Inc. On April 16, 2002, the Company closed the sale of a majority of the assets of Technology Integration Financial Services, Inc. to ILC. See "Compensation Committee Interlocks and Insider Participation".

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

On February 20, 2001, Mr. David B. Pomeroy filed an amended Form 4 with respect to correctly reporting the exercise date of 75,000 options granted on January 6, 2001 with an exercise price of $14.88.

On March 9, 2001, Mr. Stephen E. Pomeroy filed an amended Form 4 with respect to correctly reporting the exercise date of 50,000 options granted on January 6, 2001 with an exercise price of $14.88.

                          REPORT OF THE AUDIT COMMITTEE

The audit committee is comprised of Mr. James H. Smith, III, Mr. Vincent D. Rinaldi and Mr. Kenneth R. Waters; all three of which are independent directors, as defined in National Association of Securities Dealers ("NASD") Rule 4200. The audit committee operates under a written charter adopted by the Board of Directors.

As described more fully in its charter, the purpose of the audit committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton LLP, the Company's independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is "independent" under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The audit committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the audit committee generally oversees the Company's internal compliance programs.

The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent auditor that firm's independence.

Following the audit committee's discussions with management and the independent auditor, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended January 5, 2002.

                        Submitted by the Audit Committee

         James H. Smith, III,  Vincent D. Rinaldi, and Kenneth R. Waters

                         INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP, which has served as independent certified public accountants to the Company since fiscal 1994, has been selected by the Company to serve in that capacity in fiscal 2002. Representatives of Grant Thornton LLP will be present at the Annual Meeting in order to respond to questions and to make any statement such representative deems appropriate.

Representatives of Grant Thornton LLP attend most meetings of the audit committee of the Board. The audit committee reviews audit and non-audit services performed by Grant Thornton LLP as well as the fees charged by Grant Thornton LLP for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

FEES  PAID  TO  GRANT  THORNTON  LLP

The following table shows the fees paid or accrued by the company for the audit and other services provided by Grant Thornton LLP for the year ended January 5, 2002.

            Audit fees                                        $ 114,000
            All other fees                                       23,569
                                                             ----------
            Total                                             $ 137,569
                                                             ==========

                           PROPOSALS FOR 2003 MEETING

In order to be eligible for inclusion in the Company's proxy statement for the 2003 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal office, 1020 Petersburg Road, Hebron, Kentucky 41048, by January 6, 2003.

By Order of the Board of Directors



/s/  Michael  E.  Rohrkemper
----------------------------
Michael E. Rohrkemper, Secretary

May 3, 2002
-----------
Date

                                                                       EXHIBIT A

               2002 NON-QUALIFIED AND INCENTIVE STOCK OPTION PLAN
                                       OF
                        POMEROY COMPUTER RESOURCES, INC.

     1. PURPOSE OF THE PLAN. This 2002 Non-Qualified and Incentive Stock Option Plan of Pomeroy Computer Resources, Inc. is adopted on this 27th day of March, 2002, is intended to encourage Employees and Consultants of the Company and its Subsidiaries to acquire or increase their ownership of Common Stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the
future.   Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          2.2     "Award" means an Option.

          2.3 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Employee and/or Consultants, as applicable, and which sets forth the terms and conditions of an Award under the Plan.

          2.4     "Board" means the Board of Directors of the Company.

          2.5 "Common Stock" means shares of the Company's common stock, par value .01 per share.

          2.6     "Code" means the Internal Revenue Code of 1986, as amended.

          2.7 "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          2.8     "Company" means Pomeroy Computer Resources, Inc.

          2.9 "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

          2.10 "Continuous Status as an Employee" means the absence of any interruption or termination of employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety

     (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, it Subsidiaries or its successor.

          2.11 "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.13 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          2.14 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in
     Section 422 of the Code.

          2.15 "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option

          2.16     "Option" means a stock option granted pursuant to the Plan.

          2.17     "Optioned Stock" means the Common Stock subject to an Option.

          2.18 "Optionee" means an Employee or Consultant who receives an Option.

          2.19 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.20     "Plan" means the 2002 Stock Plan.

          2.21 "Share" means a share of Common Stock, as adjusted in accordance with Section 12 of this Plan.

          2.22 "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of which may be optioned and sold under the Plan is 3,410,905 (the total number of shares of Common Stock available for issuance under the 1992 Non-Qualified and Incentive Stock Option Plan (the "1992 Option Plan") immediately prior to its expiration including the options exercisable with respect to approximately 1,939,218 shares of Common Stock which are outstanding under the 1992 Options Plan (the "1992 Outstanding Options")). Initially, 1,471,687 shares of Common Stock shall be reserved for issuance under the Plan, however, the number of shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of Common Stock issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options. The Common Stock may be authorized, but unissued, or reacquired Common Stock.

          If an Option would expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.


     4.     Administration of the Plan.

          (a)     Procedure.
                  ---------

               (i)     Administration With Respect to Directors and Officers.
                       -----------------------------------------------------
     With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder. For purposes of any award granted under the Plan by the Committee that is intended to be exempt from the restrictions of Section 16(b) of the Exchange Act, the Committee shall consist only of directors who qualify as "non-Employee directors," as defined in Rule 16b-3 under the Act. For purposes of any Award granted under the Plan by the Committee that is intended to qualify for the performance-based compensation exemption to the $1 million deductibility limit under Code Section 162(m), the Committee shall consist only of directors who qualify as "outside directors," as defined in Code Section 162(m) and the related regulations. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its Members.

               (ii)     Multiple Administrative Bodies.  If permitted by Rule
                        ------------------------------
     16b-3, the Plan may be administered by different bodies with respect to non-director officers and Employees who are neither directors nor officers.

               (iii)    Administration With Respect to Consultants and Other
                        ----------------------------------------------------
     Employees. With respect to grants of Options to Employees who are neither
     ---------
     directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)     Powers of the Administrator.  Subject to the provisions of the
                  ---------------------------
     Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2.13 of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

               (v)     to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver or forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, it its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c)     Effect of Committee's Decision.    All decisions,
                  ------------------------------
     determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.     ELIGIBILITY.

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he/she is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his/her right or the Company's right to terminate his/her employment or consulting relationship at any time, with or without cause.

     6.     TERM OF THE PLAN.   The Plan shall become effective on June 13,
2002, provided the Plan has been previously adopted by the Board of Directors and approved by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of the grant thereof or such shorter term as may be provided in the Option Agreement.

     8.     OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)     In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all class of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per share on the date of the grant.

                    (B) granted to any Employee, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

               (ii)     in the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of the grant.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (c) The Company, in its sole discretion, may establish a procedure whereby an Employee or Consultant, subject to the requirements of
     Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Employee or Consultant wishing to utilize the cashless exercise program.

     9.     EXERCISE OF OPTION.

          (a)     Procedure for Exercise; Rights as a Shareholder.  Any Option
                  -----------------------------------------------
     granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including the performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

               Exercise of an Option in any manner will result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)     Termination of Employment.  In the event of termination of an
                  -------------------------
     Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety
     (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his/her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)     Disability of Optionee.  Notwithstanding the provisions of
                  ----------------------
     Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his/her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)     Death of Optionee.  In the event of the death of an Optionee,
                  -----------------
     the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)     Rule 16b-3.  Options granted to persons subject to Section
                  ----------
     16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)     Buyout Provisions.  The Administrator may at any time offer to
                  -----------------
     buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than: (a) by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the holder of the Option, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Employee or Consultant, or the person or persons who shall acquire the right to exercise an Option by the bequest or inheritance by reason of the death of the Employee or Consultant, or in the event of disability, his/her personal representative, or (b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder; provided, however, that Incentive Stock Options may not be transferred pursuant to a Qualified Domestic Relations Order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Section 422 as an Incentive Stock Option.

     11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable laws, the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)     the election must be made on or prior to the applicable Tax
     Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt for consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise the exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period. For purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is to be granted within a reasonable time after the date of such grant.

     14.     AMENDMENT AND TERMINATION OF THE PLAN.

          (a)     Amendment and Termination.  The Board may at any time amend,
                  -------------------------
     alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)     Effect of Amendment or Termination.  Any such amendment or
                  ----------------------------------
     termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     19     INFORMATION TO OPTIONEES .  The Company shall provide to each
Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                       EXHIBIT B

                    2002 OUTSIDE DIRECTORS' STOCK OPTION PLAN
                                       OF
                        POMEROY COMPUTER RESOURCES, INC.


     1. PURPOSE OF THE PLAN. This 2002 Outside Directors' Stock Option Plan of Pomeroy Computer Resources, Inc. adopted on this 27th day of March, 2002, is intended to encourage directors of the Company who are not officers or employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company to serve as directors in the future.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          2.2     "Award" means an Option.

          2.3 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which sets forth the terms and conditions of an Option as provided under the Plan.

          2.4 "Board" means the Board of Directors of Pomeroy Computer Resources, Inc.

          2.5 "Common Stock" means shares of the Company's common stock, par value .01 per share.

          2.6 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.7 "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          2.8     "Company" means Pomeroy Computer Resources, Inc.

          2.9 "Directors" means directors who serve on the Board and who are not officers or employees of the Company or any of its Subsidiaries.


          2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.11 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          2.12 "Option" means the right to purchase the number of the Common Stock specified by the Plan, at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose.

          2.13     "Optioned Stock" means the Common Stock subject to an Option.

          2.14     "Optionee" means a Director who receives an Option.

          2.15 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.16 "Plan" means the Company's 2002 Outside Directors' Stock Option Plan.

          2.17 "Share" means a share of Common Stock, as adjusted in accordance with Section 12 of this Plan.

          2.18 "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

          2.19 "Term" means the period during which a particular Option may be exercised.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of which may be optioned and sold under the Plan is 106,356 (the total number of shares of Common Stock available for issuance under the 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan") immediately prior to its expiration including the options exercisable with respect to approximately 62,500 shares of Common Stock which are outstanding under the 1992 Directors' Plan (the "1992 Outstanding Options")). Initially, 43,856 shares of Common Stock shall be reserved for issuance under the Plan, however, the number of shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of Common Stock issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options. The Common Stock may be authorized, but unissued, or reacquired Common Stock.

          If an Option would expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.     ADMINISTRATION OF THE PLAN.

          (a) The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested persons as defined in Rule 16b-3 of the Exchange Act. Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his/her service on the Committee.

(b)                    Powers of the Administrator.  Subject to the provisions
                       ---------------------------
of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
(c)
(d)                    (i)     to determine the Fair Market Value of the Common
Stock, in accordance with Section 2.11 of the Plan;
(e)
(f)                    (ii)    to approve forms of agreement for use under the
Plan;
(g)
(h)                    (iii)   to determine whether and under what
circumstance an Option may be settled in cash under Section 8(d) instead of Common Stock;
(i)
(j)            (c)     Effective Committee's Decision.   All decisions,
                       ------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.
(k)
(l)     5.     GRANT OF OPTIONS.  An Option to purchase 10,000 shares of
Common Stock shall, without action by the Board or Committee, be granted to each Director on the first day of his/her initial term as a director or on the effective date of the Plan, whichever shall occur later, provided he/she meets the definition of a disinterested director in Rule 16b-3 of the Exchange Act. Upon the first day of an eligible Director's second consecutive year of service on the Board, and on the first day of each consecutive year of service thereafter, an additional Option to purchase 2,500 shares of Common Stock shall, without action by the Board or Committee, be granted to such Director. Notwithstanding the foregoing, if the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock.
(m)

     6.     STOCK OPTIONS.

          6.1     Option Price.
                  ------------

               (a) The option price per share of any Option granted under the Plan shall be the Fair Market Value of the shares of Common Stock covered by the Option on the date set forth in Section 2.11.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (c) The Company, in its sole discretion, may establish a procedure whereby a Director, subject to the requirements of Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

          6.2     Terms of Options.
                  ----------------

               (a) An Option granted hereunder shall be exercisable for a Term of five (5) years from the date of grant thereof (Date of Grant), but shall be subject to earlier termination as hereinafter provided, and

               (b) prior to its expiration or termination the Option may be exercised within the following time limitations.

                    (i) After one (1) year from the Date of Grant, it may be exercised as to not more than one-third (1/3) of the shares of Common Stock originally subject to the Option.

                    (ii) After two (2) years from the Date of Grant, it may be exercised as to not more than two-thirds (2/3) of the shares of Common Stock originally subject to the Option.

                    (iii) After three (3) years from the Date of Grant, it may be exercised as to any part or all of the shares of Common Stock originally subject to Option.

          6.3     Termination of Directorship.  In the event that a Director
                  ---------------------------
ceases to be a member of the Board (other than by reason of death), an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the time he/she ceased to be a member of the Board) at any time within three (3) months after he/she ceases to be a member of the Board, but not beyond the Term of the Option.

          6.4     Death of a Director.  In the event of the death of a Director,
                  -------------------
the Option may be exercised at any time within twelve (12) months following the date of death, but in no event later than the expiration date of the Term of such Option as set forth in the Option Agreement (by the Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance), but only to the extent that the Director was entitled to exercise the Option at the date of death. To the extent that the Director was not entitled to exercise the Option at the date of termination or if the Director does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     7. TERM OF THE PLAN. The Plan shall become effective on June 13, 2002, provided the Plan has been previously adopted by the Board of Directors and approved by the shareholders of the Company as determined in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     8.     EXERCISE OF OPTION.

          (a) Any Option granted hereunder shall be exercisable at such times under such conditions as determined by the Administrator, and shall be permissible under the terms of the Plan.

          (b)     The Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such Option has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6.1(b) of the Plan.

          Exercise of an Option in any manner will result in a decrease in the number of Shares which may thereafter be available, both for purpose of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

          (c) Options granted to persons subject to Section 16(b) of the Exchange Act, must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (d)     Buy-Out Provisions.  The Administrator may at any time offer
                  ------------------
to buy-out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      9. RIGHTS OF OPTIONEE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue, or cause to be issued, such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than: (a) by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the holder of the Option, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Director, or the person or persons who shall acquire the right to exercise an Option by the bequest or inheritance by reason of the death of the Director, or in the event of disability, his/her personal representative, or (b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder.

     11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable laws, the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)     the election must be made on or prior to the applicable Tax
     Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt for consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise the exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period. For purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. FORM OF OPTIONS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any Option. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Secretary or the President of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares of

Common Stock subject to the Option, the Term of the Option, and all other terms and conditions thereof provided by the Plan. The notice shall be accompanied by a written Award Agreement which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

     14.     AMENDMENT AND TERMINATION OF THE PLAN.

          (a)     Amendment and Termination.  The Board may at any time amend,
                  -------------------------
alter, suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)     Effect of Amendment or Termination.  Any such amendment or
                  ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     19     INFORMATION TO OPTIONEES.  The Company shall provide to each
Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to Directors whose duties in connection with the Company assure their access to equivalent information.

     20. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

     21. OTHER PROVISIONS. As used in the Plan, and in Award Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Award Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.